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[NUMBER GRAPHIC]                                               [SHARES GRAPHIC]



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
COMMON STOCK                        EDGAR ONLINE, INC.                                  CUSIP 279765 10 1
                   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE        SEE REVERSE FOR CERTAIN DEFINITIONS
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This Certifies that








is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
                             OF EDGAR ONLINE, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation to all of which the holder hereof by acceptance hereof assents.

This Certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



/s/ Susan J. Strausberg      [Edgar Online, Inc.         /s/ Tom Vos
CHIEF EXECUTIVE OFFICER      Corporate                   PRESIDENT AND
AND SECRETARY                Seal                        CHIEF OPERATING OFFICER
                             Delaware
                             1995]



COUNTERSIGNED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                 (NEW YORK, NY)
                                                                  TRANSFER AGENT
BY


                                                              AUTHORIZED OFFICER
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                               EDGAR ONLINE, INC.

    The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common



UNIF GIFT MIN ACT-                     Custodian
                        (Cust)                            (Minor)
                    under Uniform Gifts to Minors
                    Act
                                (State)


    Additional abbreviations may also be used though not in the above list.


  For value received, the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE




 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)





                                                                          shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                        Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated




NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:







THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.